UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C . 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share Exchange	FCN	New York Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Effective March 22, 2022, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) elected Nicole S. Jones, age 52, and Stephen C. Robinson, age 64, as independent directors of FTI Consulting. Ms. Jones and Mr. Robinson fill the vacancies created by Board action effective March 22, 2022, increasing the overall size of the Board to ten directors from eight directors.

As of the date of this Current Report on Form 8-K, Ms. Jones is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, there are no family relationships among Ms. Jones and any director or officer of FTI Consulting, and there are no arrangements or understandings between Ms. Jones and any other persons pursuant to which Ms. Jones was selected as a director.

As of the date of this Current Report on Form 8-K, Mr. Robinson is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, there are no family relationships among Mr. Robinson and any director or officer of FTI Consulting, and there are no arrangements or understandings between Mr. Robinson and any other persons pursuant to which Mr. Robinson was selected as a director.

Under the FTI Consulting, Inc. Non-Employee Director Compensation Plan, as amended and restated effective January 1, 2016 (the “Restated Director Plan”), Ms. Jones and Mr. Robinson are each eligible to receive, as of the date of her and his election as a director, a prorated portion of annual compensation payable to non-employee directors, as follows: (i) annual cash retainer of $50,000 and (ii) annual restricted stock award of $250,000. The Restated Director Plan was filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2016 as an exhibit to FTI Consulting’s Annual Report on Form 10-K for the year ended December 31, 2015. A description of the amounts and forms of compensation payable pursuant to the Restated Director Plan was included in FTI Consulting’s proxy statement for the 2021 annual meeting of stockholders filed with the SEC on April 19, 2021.

ITEM. 7.01. Regulation FD Disclosure

On March 22, 2022, FTI Consulting issued a press release announcing the election of each of Ms. Jones and Mr. Robinson as a director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated March 22, 2022, of FTI Consulting, Inc.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated March 22, 2022, formatted in Inline XBR (which is included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 24, 2022

	By:	/s/ CURTIS P. LU
		Name:	Curtis P. Lu
		Title:	General Counsel

2